                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           May 1, 2001
                                                    -------------------------

                          NEXTEL INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                   333-26649              91-1671412
 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)


   10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA            20191
          (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:        (703) 390-5100
                                                    -------------------------




-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

                        On May 1, 2001, Nextel Communications, our parent
                  company, issued a press release announcing its and our financial results and other data for the quarter ended March 31, 2001 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. NOT APPLICABLE

         (b)   PRO FORMA FINANCIAL INFORMATION. NOT APPLICABLE

         (c)   EXHIBITS.

                        Exhibit No          Exhibit Description
                        ----------          -------------------
                            99.1            Press Release



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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NEXTEL INTERNATIONAL, INC.


Date: May 1, 2001            By:  /s/ Robert J. Gilker
                               -----------------------------------------------
                                  Robert J. Gilker
                                  Vice President and General Counsel


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                                EXHIBIT INDEX

                        Exhibit No          Exhibit Description
                        ----------          -------------------
                            99.1            Press Release